SEPTEMBER 30, 1998
ANNUAL
REPORT


CALVERT NEW VISION SMALL CAP FUND

Calvert New Vision
Small Cap Fund

To Open an Account
800-368-2748

Yields and Prices
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(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
New CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund


         printed on recycled paper
         using soy-based inks

Table of Contents
President's Letter                          1
Portfolio Manager Remarks                   2
Report of Independent Accountants           4
Statement of Net Assets                     5
Statements of Operations                    9
Notes to Financial Statements               12
Financial Highlights                        15


Dear Shareholders:

I'd like to take a minute to share with you our views on the current investment environment and offer some information you can use to put recent financial market events in perspective.

Today's investment climate reflects an unprecedented confluence of factors:

1. Global economic turmoil. The financial crisis touched off in Asia has spread, by way of Russia, to emerging markets in Latin America, Africa and elsewhere. Weakened economies abroad affect the profit outlook for U.S. companies.

2. Low interest rates in the U.S. The shakeup of world economies and markets caused investors to seek shelter in the safest securities, especially U.S. Treasuries. Increased demand for fixed-income securities has pushed Treasury yields to historic lows.

3. A high level of volatility. The Standard & Poor's 500 Stock Index posted 17 consecutive quarters of positive returns before surprising investors with negative returns for the third quarter of 1998. Since the end of that quarter, the S&P 500 has rallied back and, as of this writing, is in positive territory again for the year.

No one can assure you there won't be further jolts. However, we believe the underpinnings of the market are solid. Our forecast calls for slower growth in the U.S., but not a recession, and continued low interest rates. We are also encouraged by recent progress to implement solutions that should help to take the pressure off world markets.

You should know that Calvert Group fund managers are working to capitalize on opportunities, within appropriate levels of risk for each portfolio. This challenging environment underscores the value of professional money management, and we certainly appreciate your trust.
Sincerely,


Barbara J. Krumsiek
President and CEO
October 20, 1998

Calvert New Vision Small Cap Fund Portfolio Statistics
September 30, 1998
Investment Performance

                                    6 Months        12 Months
                                    ended            ended
                                    9/30/98          9/30/98
Class A                             (25.59%)        (22.86%)
Class B                             (25.77%          N/A
Class C                             (25.82%)        (23.31%)
Russell 2000
Index TR                            (23.87%)        (19.02%)
Lipper Small-Cap
Funds Average                       (24.85%)        (20.60%)

Ten Largest Stock Holdings

                                    % of Net Assets
Eltron International, Inc.          4.28%
Danaher Corp.                       3.65%
National Data Corp.                 3.52%
Elan Corp. PLC, ADR                 3.24%
Doral Financial Corp.               2.86%
Mid-Atlantic Realty Trust           2.70%
New Horizons Worldwide, Inc.        2.55%
Comdisco, Inc.                      2.42%
Genesee & Wyoming, Inc.,
Class A                             2.33%
Shared Medical Systems Corp.        2.30%
     Total                          29.85%
Asset Allocation

Stocks                              83%
Bonds                               8%
Cash & Cash Equivalents             9%
                                    100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

Source: Lipper Analytical Services, Inc.

New subadvisor assumed management of the Fund effective October 1997.

Portfolio Statistics
September 30, 1998
Average Annual Total Returns


                                 Class A Shares
One year                         (26.52%)
Since inception                  (14.75%)
(1/31/97)


                                 Class B Shares
Since inception                  (29.48%)
(3/31/98)

                                 Class C Shares
One year                         (24.07%)
Since inception                  (12.63%)
(1/31/97)
Performance Comparison
Comparison of change in value of $10,000 investment.

Line graph here from 2/1/97 - 9/98:

Calvert New Vision Small Cap Fund (A) $7,645
Calvert New Vision Small Cap Fund (C) $7,966
Lipper Small Cap Fund Index - $9,409
Russell 2000 Index TR - 10,051

Top Five Economic Sectors

                                 % of Equity Holdings
Business Equipment and
Services                         19.0%
Health Care                      12.3%
Consumer Services                10.2%
Financial Services               8.7%
Technology                       6.7%

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the indices used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Past performance is no guarantee of future results.

James Awad
of
AWAD and associates

What impact have global events had on the Fund's performance?
The market volatility brought about by the financial turmoil in Asia and Russia has worked against the small-cap market. While the stocks in your Fund generally do not have operating exposure to Asia and Russia, troubles abroad have driven investors to seek liquidity and security in the most well known and actively traded companies and in safe-haven fixed-income investments.

The result has been the Standard & Poor's 100 Stock Index, which is comprised of the largest of the blue chip companies, and U.S. Treasury securities have posted good returns year-to-date. Momentum investors, meanwhile, have supported the technology stocks this year. Virtually every other major index is flat to negative year-to-date with small-cap stocks as a group producing significant negative returns.

What was your investment strategy?
We have maintained our bottom-up approach and continue to seek out the best run companies in the small-cap market. We want well-run companies populated with outstanding management whose stock is selling at a discount to our calculated fair value. These companies have consistent earnings, healthy balance sheets, strong operational cash flows and dominate their niche or market. Further they have stock valuations that are generally below their industry average. In this market, values are evident at every turn. We have continued to execute this strategy throughout the year and will continue to do so in 1999.
How do you view Fund returns relative to your peer group?
Fund returns for the past six- and 12-month periods have been in-line with those for the average small-cap fund tracked by Lipper Analytical Services. Our returns are a bit behind the returns for the unmanaged Russell 2000 Stock Index. Usually during periods of financial stress, the markets reward investors who buy growth stocks at value prices, but this disciplined approach has not paid off for investors this year.

What's your outlook for the coming months?
The global marketplace is struggling with a number of issues. Japan continues to be unwilling to accept that hard decisions must be made and executed; Russia remains effectively leaderless; Southeast Asian economies are struggling to regain their footing; Latin America is trying to avoid being pulled under by the rest of the emerging world's problems; and Europe is approaching unification. On the home front, we are witnessing a softening economy, declining consumer confidence and an unusually high level of market volatility. In the face of these challenging conditions, investors appear to be making decisions based on fear and greed.

Looking ahead, we expect the domestic economy will perform adequately, and reason will again take hold. Once investors feel the pain of declining revenues and profits and realize that prices paid will not be made back through earnings until the end of the twenty-first century, they will again focus on fundamentals.

We see the best fundamentals in the small-cap market. These stocks have suffered despite consistent earnings and revenue growth. Consequently, relative valuations are at historical lows. As investors cast about for true value, they will find strong efficient operators with a domestic focus and cheap stocks in the small-cap market.
October 14, 1998

Report of Independent Accountants

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert New Vision Small Cap Fund:


In our opinion, the accompanying statement of net assets and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert New Vision Small Cap Fund, (hereafter referred to as the "Fund"), at September 30, 1998 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with custodians provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
November 6, 1998

Statement of Net Assets
september 30, 1998

Equity Securities - 82.8%                            Shares       Value
Aerospace/Defense - 1.1%
Kellstrom Industries, Inc. *                         57,500       $797,813
                                                                  797,813

Auto Parts and Equipment - 3.7%
Danaher Corp.                                        84,502       2,535,060
                                                                  2,535,060

Banks - 4.8%
Doral Financial Corp.                                124,000      1,984,000
Investors Financial Services Corp.                   27,800       1,362,200
                                                                  3,346,200

Communications - 1.8%
Periphonics Corp. *                                  148,750      1,227,188
                                                                  1,227,188

Computer Services -  0.1%
Crystal Dynamics, Inc., Series D *+ 13,334           62,403
                                                                  62,403

Computer Technology - 2.8%
Printronix, Inc. *                                   61,000       854,000
Transact Technologies, Inc. *                        163,200      1,101,600
                                                                  1,955,600

Consulting Services - 2.4%
Comdisco, Inc.                                       123,000      1,675,875
                                                                  1,675,875

Consumer Products - 1.2%
Gibson Greetings, Inc.                               40,000       812,500
                                                                  812,500

Data Processing - 3.5%
National Data Corp.                                  79,000       2,439,125
                                                                  2,439,125

Drugs and Pharmaceuticals - 3.4%
Dynamic Healthcare Technologies *                    144,600      144,600
Elan Corp. PLC, ADR *                                31,200       2,248,350
                                                                  2,392,950

Electrical Equipment and Components -  1.4%
Ametek, Inc.                                         32,550       561,488
Richardson Electronics, Ltd.                         60,000       420,000
                                                                  981,488

Electronics - 4.3%
Eltron International, Inc. *                                      99,500
                                                                  2,972,563
                                                                  2,972,563

Equity Securities (Cont'd)                           Shares       Value
Entertainment - 2.5%
Ascent Entertainment Group, Inc. *                   32,000       $256,000
Cinar Films, Inc., Class B *                         7,500        134,531
Gaylord Entertainment Co.                            44,200       1,317,713
                                                                  1,708,244
Food - 3.7%
Corn Products International, Inc. *                  42,000       1,060,500
Smucker (J.M.) Co., Class B                          70,300       1,511,450
                                                                  2,571,950

Health Care Facilities - 2.4%
Aviron *                                             37,500       578,906
Sun Financing I, Preferred Convertibles              60,000       748,980
Sun Healthcare Group, Inc. *                         50,000       325,000
                                                                  1,652,886

Health Care Management Services - 3.1%
American Retirement Corp. *                          58,000       902,625
Health Management Systems, Inc. *                    159,000      1,222,312
                                                                  2,124,937

Health Care Information Technology - 1.8%
Eclipsys Corp. *                                     55,000       1,258,125
                                                                  1,258,125

Hotel / Motel - 0.9%
Servico, Inc. *                                      85,000       637,500
                                                                  637,500

Insurance -  2.0%
Gryphon Holdings, Inc. *                             99,200       1,388,800
                                                                  1,388,800

Leisure - 1.5%
K2, Inc.                                             59,500       1,052,406
                                                                  1,052,406

Machinery and Engineering - 2.9%
JLG Industries, Inc.                                 81,300       1,295,719
Somanetics Corp. *                                   96,500       174,906
Tokheim Corp. *                                      71,000       514,750
                                                                  1,985,375

Manufacturing - 0.6%
Hawk Corp, Class A *                                 45,000       433,125
                                                                  433,125

Medical Information Systems - 3.3%
Shared Medical Systems Corp.                         30,000       1,595,625
Transition Systems, Inc. *                           80,000       670,000
                                                                  2,265,625

Medical Products - 1.9%
ATS Medical, Inc. *                                  230,000      1,351,250
                                                                  1,351,250

Equity Securities (Cont'd)                           Shares       Value
Multi-Sector Companies - 2.7%
Annuity and Life Re Holdings, Ltd. *                 60,000       $1,185,000
Cunningham Graphics International, Inc. *            50,500       618,625
Excel Legacy Corp. *                                 25,000       72,656
                                                                  1,876,281

Publishing -  4.2%
Houghton Mifflin Co.                                 50,000       1,550,000
Wiley (John) & Sons, Inc., Class A                   22,350       1,373,128
                                                                  2,923,128

Railroads - 2.3%
Genesee & Wyoming, Inc., Class A *                  123,000       1,614,375
                                                                  1,614,375

Real Estate Investment Trusts - 6.1%
Innkeepers USA Trust                                 60,000       712,500
LTC Properties, Inc.                                 64,000       1,116,000
Mid Atlantic Realty Trust                            139,000      1,876,500
New Plan Excel Realty Trust, Inc.                    24,000       559,500
                                                                  4,264,500

Retail -  3.6%
Syms Corp. *                                         146,000      1,514,750
U.S. Vision, Inc. *                                  117,500      984,062
                                                                  2,498,812

Service Organizations - 4.3%
Lanvision Systems, Inc. *                            181,700      317,975
New Horizons Worldwide, Inc. *                       106,500      1,770,562
Startek, Inc. *                                      103,050      888,806
                                                                  2,977,343

Telecommunications -  1.5%
IXC Communications, Inc. *                           32,378       963,246
Nextlink Communications, Inc., Class A *             2,000        46,750
Sourcecom Corp., Series B, Preferred * +             100,000      0
                                                                  1,009,996

Transport Services - 1.0%
Dynamex, Inc.                                        77,500       678,125
                                                                  678,125

         Total Equity Securities (Cost $70,711,900)               57,471,548

                                                     Principal
Corporate Obligations - 4.0%                         Amount       Value
American Retirement Corp., 5.75%, 10/1/02            $1,000,000   867,500
Angeion Corp., 7.50%, 4/15/03                        1,000,000    1,001,020
Assisted Living Concepts, 6.00%, 11/1/02             1,000,000    866,250
         Total Corporate Obligations
 (Cost $3,024,884)                                                2,734,770

Community Loan Notes - 3.2%
Cascadia Revolving Loan Fund,
 4.50%, 4/30/99 +                                    75,000       72,786
Dorchester Bay Economic Development Corp.,
         4.50%, 6/30/00 +                            100,000      96,391
Illinois Facilities Fund, 4.00%, 9/30/99 +           250,000      237,730

                                                     Principal
Community Loan Notes - (Cont'd)                      Amount       Value
Low Income Housing Fund, 4.00%, 1/12/99 +            $350,000     $344,260
Mercy Loan Fund, 4.50%, 1/13/01 +                    200,000      197,120
Minnesota Non Profits Assistance Fund,
 4.00%, 4/30/01 +                                    200,000      193,590
Northeast South Dakota Energy
Conservation Corp.,
         4.00%, 4/30/99 +                            75,000       72,586
Ohio Community Development Finance Fund,
         5.00%, 5/31/99 +                            500,000      484,905
Self Help Ventures Fund, 4.50%, 3/31/00 +            300,000      292,251
Unitarian Universalist Affordable Housing Corp.,
         4.50%, 6/28/99 +                            80,000       77,075
Washington Area Community Investment Fund,
         4.50%, 6/28/99 +                            100,000      96,344
Working Capital Management, 4.00%, 9/30/02 +         50,000       47,546

         Total Community Loan Notes
          (Cost $2,280,000)                                       2,212,584

Certificates of Deposit - 0.4%
Self Help Credit Union, 5.35%, 2/24/99               100,000      99,581
South Shore Bank, 5.30%, 2/9/99                      200,000      199,129

         Total Certificates of Deposit
(Cost $300,000)                                                   298,710

Repurchase Agreements - 8.8%
State Street Bank: 5.35%, dated 9/30/98,
due 10/1/98
         (Collateral: $6,400,509, U.S.
Treasury, 3.64%, 11/30/00)                        6,100,000        6,100,000

         Total Repurchase Agreements
 (Cost $6,100,000)                                                6,100,000

Total Investments (Cost $82,416,784) - 99.2%                      68,817,612
Other assets in excess of liabilities - 0.8%                      567,483
Net Assets - 100%                                                 $69,385,095

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest; unlimited number of no par shares authorized:
Class A:  5,129,373  shares outstanding                           $77,344,597
Class B:  43,535  shares outstanding                              650,586
Class C:  594,082  shares outstanding                             8,630,114
Accumulated net realized gain (loss) on investments               (3,641,030)
Net unrealized appreciation (depreciation) on investments         (13,599,172)

         Net Assets                                               $69,385,095

Net Asset Value Per Share
Class A (based on net assets of $61,765,401)                      $12.04
Class B (based on net assets of $522,894)                         $12.01
Class C (based on net assets of $7,096,800)                       $11.95

+ Restricted securities represents 3.3% of net assets.
* Non-income producing.

See notes to financial statements.

Statement of Operations
Year ended September 30, 1998

Net Investment Income
Investment Income
         Interest Income                                          $273,410
         Dividend income (net of foreign taxes of $1,428)         859,189
                           Total investment income                1,132,599

Expenses
         Investment advisory fee                                  661,145
         Transfer agency fees and expenses                        314,317
         Distribution Plan expenses:
                           Class A                                163,286
                           Class B                                1,508
                           Class C                                79,953
         Trustee's fees and expenses                              8,814
         Administrative fees                                      73,461
         Custodian fees                                           24,637
         Registration fees                                        88,014
         Reports to shareholders                                  41,481
         Professional fees                                        22,267
         Miscellaneous                                            209
         Reimbursement from Advisor                  (61,061)
                           Total expenses                         1,418,031
                           Fees paid indirectly                   (83,240)
                                    Net expenses                  1,334,791

                                    Net Investment Income (Loss)  (202,192)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
         Securities                                               (3,403,528)
         Options written                                          2,299
                                                                  (3,401,229)

Change in unrealized appreciation or (depreciation)               (11,074,307)

         Net Realized and Unrealized Gain
         (Loss) on Investments                                    (14,475,536)

Increase (Decrease) in Net Assets
         Resulting From Operations                                $(14,677,728)




See notes to financial statements.

Statements of Changes in Net Assets

                                                                  January 31,
                                                                  1997
                                                     Year Ended   (Inception)
                                                     Sept. 30,    to Sept. 30,
Increase (Decrease) in Net Assets                    1998         1997
Operations
Net investment income (loss)                         $(202,192)   $(11,644)
Net realized gain (loss)                             (3,401,229)  (8,459)
Change in unrealized appreciation
or (depreciation)                                    (11,074,307) 473,680

Increase (Decrease) in Net Assets
Resulting From Operations                            (14,677,728) 453,577

Distributions to shareholders from
         Net investment income:
                           Class A Shares            (23,622)     -
         Net realized gain:
                           Class A Shares            (204,302)    -
                           Class C Shares            (27,040)     -
         Total distributions                         (254,964)    -

Capital share transactions:
         Shares sold:
                           Class A Shares            14,788,873   3,645,491
                           Class B Shares            676,583      -
                           Class C Shares            2,286,844    542,095
         Shares issued from merger:
                           Class A Shares            79,719,091   -
                           Class C Shares            10,469,904   -
         Reinvestment of distributions:
                           Class A Shares            207,755      -
                           Class C Shares            26,430       -
         Shares redeemed:
                           Class A Shares            (22,901,575) (765,893)
                           Class B Shares            (25,997)     -
                           Class C Shares            (4,508,337)  (297,054)
         Total capital share transactions            80,739,571   3,124,639

Total Increase (Decrease) in Net Assets              65,806,879   3,578,216

Net Assets
Beginning of year                                    3,578,216    -
End of year                                          $69,385,095  $3,578,216


See notes to financial statements.

                                                     January 31,
                                    Year Ended       1997 (Inception)
                                    Sept. 30,        to Sept. 30,
Capital Share Activity              1998             1997
Shares sold:
         Class A Shares             985,936          262,408
         Class B Shares             45,527           -
         Class C Shares             152,487          40,453
Shares issued from merger:
         Class A Shares             5,456,474        -
         Class C Shares             718,100          -
Reinvestment of distributions:
         Class A Shares             14,127           -
         Class C Shares             1,810            -
Shares redeemed:
         Class A Shares             (1,535,502)      (54,070)
         Class B Shares             (1,992)          -
         Class C Shares             (298,683)        (20,085)
Total capital share activity        5,538,284        228,706





See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies
General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on January 31, 1997, offers three classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Effective April 1, 1998, the Fund began to offer Class B shares of beneficial interest. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Effective June 1, 1998, the Fund converted its existing Class C shares to new Class C shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year. Class B and Class C shares have a higher level of expenses than Class A shares, including higher Distribution Plan expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 1997, the net assets of Calvert Strategic Growth Fund were merged into the Fund. The acquisition was accomplished by a tax-free exchange of 6,174,574 shares of the Fund (valued at $90,188,995) for the 5,697,864 shares of the Calvert Strategic Growth Fund outstanding at December 12, 1997. The Calvert Strategic Growth Fund's net assets at that date, including $2,998,545 of unrealized depreciation and $899,711 of undistributed net losses were combined with those of the Fund. The aggregate net assets of the Fund and Calvert Strategic Growth Fund immediately before the acquisition were $4,817,712 and $90,188,995, respectively.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

At September 30, 1998, $2,573,697 or 3.7% of net assets, were valued by the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .90% of the Fund's average daily net assets. Under the terms of the agreement, $76,626 was payable at year end.

The Advisor voluntarily waived and reimbursed the Fund for advisory fees, administrative fees, and other operating expenses of $61,061.
Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of
 .10% of the average daily net assets of the Fund. Under the terms of the agreement, $5,727 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Under the terms of the agreement, $18,994 was payable at year end.

The Distributor received $62,578 as its portion of the commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement, $6,397 was payable at year end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C - Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $44,229,605 and $47,367,541, respectively.
The cost of investments owned at September 30, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $13,599,172, of which $3,261,655 related to appreciated securities and $16,860,827 related to depreciated securities.

Note D - Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1998.

Financial Highlights

     Periods Ended
                                                   September 30, September 30,
Class A Shares                                           1998          1997^
Net asset value, beginning                                $15.65       $15.00
Income from investment operations
     Net investment income (loss)                         (.02)        (.05)
     Net realized and unrealized gain (loss)              (3.55)        .70
     Total from investment operations                     (3.57)       .65
Distributions from
     Net investment income                                -            -
     Net realized gain                                   (.04)         -
     Total distributions                                  (.04)         -
Total increase (decrease) in net asset value              (3.61)       .65
Net asset value, ending                                   $12.04        $15.65
Total return*                                             (22.86%)      4.33%
Ratios to average net assets:
     Net investment income (loss)                         (.17%)     (.71%)(a)
     Total expenses+                                      1.82%      1.36% (a)
     Net expenses                                         1.71%         .90%(a)
     Expenses reimbursed                                 .06%          3.36%(a)
Portfolio turnover                                        68%           196%
Net assets, ending (in thousands)                         $61,765      $3,260
Number of shares outstanding, ending (in thousands)       5,129        208

                                                          Period Ended
                                                          September 30,
Class B Shares                                            1998#
Net asset value, beginning                               $16.18
Income from investment operations
     Net investment income (loss)                         ( .05)
     Net realized and unrealized gain (loss)              (4.12)
     Total from investment operations                     (4.17)
Distributions from
     Net investment income                                  -
     Net realized gain                                      -
                         Total distributions                -
Total increase (decrease) in net asset value               (4.17)
Net asset value, ending                                   $12.01

Total return*                                             (25.77%)
Ratios to average net assets:
     Net investment income (loss)
(1.39%)(a)
     Total expenses+                                      3.40%(a)
     Net expenses                                         2.99%(a)
     Expenses reimbursed                                  4.28%(a)
Portfolio turnover                                        68%
Net assets, ending (in thousands)                         $523
Number of shares outstanding, ending (in thousands)         44

                                                            Periods Ended
                                                    September 30, September 30,
Class C Shares                                         1998          1997^
Net asset value, beginning                                $15.62       $15.00
Income from investment operations
     Net investment income (loss)                         (.15)        (.10)
     Net realized and unrealized gain (loss)              (3.48)        .72
     Total from investment operations                     (3.63)       .62
Distributions from
     Net investment income                                  -            -
     Net realized gain                                     (.04)         -
     Total distributions                                   (.04)         -
Total increase (decrease) in net asset value              (3.67)       .62
Net asset value, ending                                   $11.95        $15.62

Total return*                                             (23.31%)      4.13%
Ratios to average net assets:
     Net investment income (loss)                         (1.15%)      (.95%)(a)
     Total expenses+                                      2.78%         1.47%(a)
     Net expenses                                         2.64%         1.15%(a)
     Expenses reimbursed                                  .16%          9.44%(a)
Portfolio turnover                                        68%           196%
Net assets, ending (in thousands)                         $7,097       $318
Number of shares outstanding, ending (in thousands)       594          20

(a) Annualized
+        Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
* Total return does not reflect deduction of any front-end or deferred sales charge.
^        From January 31, 1997 inception.
#  From April 1, 1998 inception.

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